Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
 As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of American Liberty Petroleum Corp. (the "Company") for the period ended July 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alvaro Vollmers, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: September 20, 2010	/s/ Alvaro Vollmers
Alvaro Vollmers
President, Secretary and Treasurer